UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period :	May 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Annual report
4|30|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	47

Shareholder meeting results	48

About the Trustees	49

Officers	51

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Capital Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Securities of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than do the broader markets. Given the complexity of leveraged companies, successful investing requires specialized analytical skills and experience.

Growth of a $10,000 investment (class A shares before sales charge)

The fund's investments in leveraged companies and other holdings have contributed to its positive returns.

$28,359
$10,000
5/18/09
4/30/14
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be converted into common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

"With its focus on uncovering mispricing across the capital structure, the fund seeks to harness the greatest upside potential of leveraged companies."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

2 Capital Spectrum Fund

Capital Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

4	Capital Spectrum Fund

Interview with your fund’s portfolio manager

The fund outperformed its blended benchmark for the 12-month reporting period ended April 30, 2014. What were the chief drivers of the fund’s performance?

It was an extremely productive 12 months for equities overall, but it was punctuated by periods of volatility. Early on, investors grew anxious after the Federal Reserve’s statements about its intentions to reduce its $85–billion-a-month quantitative easing program. Then the threat of U.S. military action in Syria caused the market to retreat in late summer. In September, with the Syrian crisis fading, came the Fed’s decision not to taper its bond purchases in the intermediate term, and markets again turned positive. However, stocks did take a pause late in September with the political impasse in Washington over the federal budget. After the 16-day federal government partial shutdown that began on October 1, markets bounded back when a temporary solution to the nation’s budget issues was reached later that month. In February 2014, the debt ceiling was settled temporarily through March 2015.

At its December policy meeting, the Fed surprised investors to some extent by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion beginning in January, citing improving labor-market conditions as its rationale. The opening months of 2014,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/14. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Capital Spectrum Fund	5

however, were a vastly different market environment. The U.S. equity market lost ground in January. This reversal could be linked to a weak December U.S. employment report, concerns about emerging-market economies, and the Fed’s reduction of its quantitative easing program.

When equity markets were down in January, the portfolio held up well on a relative basis. The fund’s cash allocations helped to serve as a buffer against volatility, while a handful of stocks added positively to returns. In February, the fund advanced but lagged its benchmark. March was more difficult, largely because of the conflict in Ukraine, but the portfolio still managed to outperform. In this environment, I am pleased to report that Putnam Capital Spectrum Fund generated positive returns relative to its benchmark during the 12-month reporting period.

How did you achieve the positive relative return in the portfolio during the period?

Capital Spectrum Fund had a higher allocation to equities than its blended benchmark and continued to have a minimal fixed-income allocation. Thanks to a still-accommodative policy from the Fed, leveraged companies responded favorably to the market environment. Between a focus on equities and identifying companies that have growth potential, the fund performed well during the period, and I believe the fund should perform well over the longer term.

As I mentioned, the performance of the fund has not been as strong in early 2014. Many technology and biotechnology stocks — including some of the top holdings in the fund — have seen their values decline. The big gainers in the fund during 2013 also have declined in value in early 2014, but I believe this is because other investors in these stocks

Allocations are shown as a percentage of portfolio market value as of 4/30/14. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6	Capital Spectrum Fund

are selling off their positions to lock in profits. It does not generally affect my overall outlook for these holdings.

You hold a significant amount of cash in the portfolio to provide flexibility if you should see buying opportunities. The cash position came down steadily during the period. How are you putting that cash to work?

When managing the portfolio, I think it makes sense for me to walk around with some cash in my pocket, so to speak, despite the drag on performance it can have when the market goes up. I believe cash gives me options to act when others can’t because they do not have this flexibility. During the period, I used cash to invest in specific holdings, not to reflect a view on overall market valuations. Much of the cash was used to add to positions in companies we already owned, including in the defense industry and in several technology companies. As I have said in the past, I generally use cash to act quickly and opportunistically. I do not necessarily use it to be defensive, although there are times when it can have a stabilizing effect, as it did in January 2014.

What were some of the holdings that contributed positively to performance?

Within the portfolio, the fund’s returns benefited from a handful of concentrated holdings within the communication services, health-care, and technology sectors. The top contribution came from the fund’s position in DISH Network, a significant player in the wireless spectrum market. As demand for

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund	7

mobile networking has grown, wireless spectrum becomes increasingly valuable to communications companies, in my view. During the period, DISH continued to add to its wireless spectrum assets, buying up bandwidth and adding to its holdings, and investors bid up the price of the stock.

Shares of Jazz Pharmaceuticals also helped performance. I have held Jazz shares in the portfolio for several years. Early on, the company found itself in a patent dispute over its narcolepsy drug, Xyrem. Since the dispute was resolved, Jazz’s shares have appreciated significantly. A mid-cap pharmaceutical company, Jazz is known for its lineup of quality drugs and its pricing power. Investors continued to bid up the price of Jazz stock during the period.

The fund’s holding in General Dynamics, an aerospace and defense company, was a top contributor. The company’s stock has appreciated substantially over the past year because of its strong record of earnings-per-share growth, net income growth, attractive valuation levels, and good cash flow from operations.

Which companies detracted from performance?

Select Comfort, a specialty mattress company, was a detractor to performance, primarily because of weak earnings. Select Comfort’s management had been talking about strong sales and profit margins, but when the company missed its earnings target, its shares dropped in value. We still hold Select Comfort in the portfolio. Oil and gas services company Petrofac was also a top detractor. After Petrofac issued disappointing earnings reports during the period, shares in the company declined and I sold off the holding. Relative to the benchmark, the fund’s performance was held back by its underweight position

Allocations are shown as a percentage of portfolio market value as of 4/30/14. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8	Capital Spectrum Fund

in Google, the Internet-related services and products company, which outperformed during the period.

You mentioned the tapering under way by the Fed. How is it affecting the flow and cost of credit, since you invest in leveraged companies in the fund?

I believe the financial system’s plumbing is in good shape. For everything to keep working, you need the flow of capital, and that continues to be positive. If capital stops flowing, economic activity will begin to shut down. I believe credit markets remain accessible to most companies, rates are still low, and the environment is not restrictive. As long as money is still flowing and companies and consumers have access to it, then I believe there should not be a problem. I do not see any major issues in these areas today.

What is your outlook for equity markets and leveraged companies?

I think the S&P will rise in 2014; I just don’t believe it’s going to be wildly positive. That said, I still believe we are in a fairly constructive economic environment for stocks. With the Fed’s ongoing reduction of stimulus, however, in my view we have entered a transitional phase for the markets and the economy. Should volatility run high, the fund is focused on companies that are structured to weather adverse economic conditions fairly well, I believe. I also think volatility provides an opportunity to buy. I see fundamentals today as sound, while credit markets, as I mentioned, appear in good shape.

While economic growth has been positive, I believe we are in the later phase of an economic expansion. There will be slower growth, and I don’t expect anything to accelerate substantially. Spending by companies and consumers is still somewhat tepid. Housing looks better, as do auto sales, but there is room for improvement in these areas, in my view. All of these factors may serve as tailwinds for the markets. My job is to ignore the market’s daily “noise,” focus on the long term, and take advantage of opportunities as they arise.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Capital Spectrum Fund	9

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Capital Spectrum Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	183.59%	167.29%	173.27%	171.27%	173.25%	173.25%	176.58%	166.90%	180.19%	187.08%
Annual average	23.45	21.98	22.52	22.34	22.52	22.52	22.82	21.94	23.14	23.75

3 years	61.29	52.01	57.70	54.70	57.74	57.74	58.85	53.29	60.14	62.51
Annual average	17.27	14.98	16.40	15.65	16.41	16.41	16.68	15.30	17.00	17.57

1 year	26.57	19.29	25.64	20.64	25.62	24.62	25.94	21.53	26.30	26.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/14

Capital Spectrum Blended Index

Life of fund	122.80%
Annual average	17.57

3 years	40.50
Annual average	12.00

1 year	13.82

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Capital Spectrum Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $27,327 ($27,127 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $27,325 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $26,690 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $28,019 and $28,708, respectively.

Fund price and distribution information For the 12-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.072		—	—	—		$0.027	$0.124

Capital gains — Long-term	0.271		$0.271	$0.271	$0.271		0.271	0.271

Capital gains — Short-term	0.356		0.356	0.356	0.356		0.356	0.356

Total	$0.699		$0.627	$0.627	$0.627		$0.654	$0.751

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$29.15	$30.93	$28.85	$28.80	$28.95	$30.00	$29.04	$29.24

4/30/14	36.17	38.38	35.60	35.53	35.81	37.11	36.00	36.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Capital Spectrum Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	191.51%	174.75%	181.10%	179.10%	181.02%	181.02%	184.46%	174.50%	187.97%	194.99%
Annual average	24.58	23.07	23.65	23.47	23.64	23.64	23.95	23.05	24.27	24.88

3 years	70.52	60.71	66.72	63.72	66.67	66.67	67.98	62.10	69.22	71.74
Annual average	19.47	17.13	18.58	17.86	18.56	18.56	18.87	17.47	19.17	19.75

1 year	32.65	25.02	31.66	26.66	31.66	30.66	31.98	27.37	32.31	32.96

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/13	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Annualized expense ratio for
the six-month period ended
4/30/14*†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.09% from annualizing the performance fee adjustment for the six months ended 4/30/14.

Capital Spectrum Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.51	$10.39	$10.39	$9.10	$7.80	$5.21

Ending value (after expenses)	$1,099.70	$1,095.40	$1,095.60	$1,096.80	$1,098.40	$1,101.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.26	$9.99	$9.99	$8.75	$7.50	$5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Capital Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Capital Spectrum Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Capital Spectrum Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Capital Spectrum Fund	17

Financial statements

A note about your fund’s auditors

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013 PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Capital Spectrum Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the “fund”) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2014

Capital Spectrum Fund	19

The fund’s portfolio 4/30/14

COMMON STOCKS (76.2%)*	Shares	Value

Aerospace and defense (6.4%)
Airbus Group NV (France)	532,762	$36,683,682

General Dynamics Corp.	3,506,395	383,774,933

Northrop Grumman Corp.	587,000	71,326,370

		491,784,985
Airlines (4.7%)
American Airlines Group, Inc. †	2,057,700	72,163,539

Delta Air Lines, Inc.	2,416,900	89,014,427

Japan Airlines Co., Ltd. (Japan) UR	3,590,800	185,796,402

United Continental Holdings, Inc. †	408,900	16,711,743

		363,686,111
Automotive (0.7%)
General Motors Co.	1,622,300	55,936,904

		55,936,904
Banking (4.9%)
Citigroup, Inc.	3,776,700	180,941,697

JPMorgan Chase & Co.	3,146,400	176,135,472

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private)
(United Kingdom) †∆∆ F	858,926	18,357,845

		375,435,014
Biotechnology (3.5%)
Cubist Pharmaceuticals, Inc. † Ω	3,797,472	266,050,888

		266,050,888
Cable television (12.0%)
DISH Network Corp. Class A †	16,095,655	915,198,939

		915,198,939
Chemicals (1.3%)
Agrium, Inc. (Canada)	153,289	14,726,474

OM Group, Inc.	285,950	8,375,476

Potash Corp. of Saskatchewan, Inc. (Canada)	101,953	3,686,620

W.R. Grace & Co. †	785,156	72,312,868

		99,101,438
Commercial and consumer services (6.4%)
Harbinger Group, Inc. †	3,588,419	41,840,966

Priceline Group, Inc. (The) †	388,100	449,322,775

		491,163,741
Computers (1.2%)
SanDisk Corp.	862,646	73,299,031

Western Digital Corp.	208,544	18,378,983

		91,678,014
Conglomerates (3.3%)
Siemens AG (Germany)	1,916,912	252,714,495

		252,714,495
Consumer finance (2.1%)
Home Loan Servicing Solutions, Ltd. (Cayman Islands)	1,563,257	34,626,143

Ocwen Financial Corp. †	3,299,825	125,063,368

		159,689,511
Consumer goods (0.6%)
Coty, Inc. Class A	2,820,900	45,275,445

		45,275,445

20	Capital Spectrum Fund

COMMON STOCKS (76.2%)* cont.	Shares	Value

Consumer services (0.7%)
Bigfoot GmbH (acquired 8/2/13, cost $17,431,755) (Private)
(Brazil) †∆∆ F	793	$11,837,563

Zalando AG (acquired 9/30/13, cost $43,002,986) (Private)
(Germany) †∆∆ F	1,918	43,443,409

		55,280,972
Electronics (3.7%)
L-3 Communications Holdings, Inc.	529,674	61,108,489

Micron Technology, Inc. †	8,519,000	222,516,280

		283,624,769
Financial (1.3%)
Ally Financial, Inc. † F	1,105,572	26,699,564

Carlyle Group LP (The) (Partnership shares)	336,273	10,787,638

Leucadia National Corp.	2,368,098	60,433,861

		97,921,063
Health-care services (2.0%)
Humana, Inc.	457,213	50,179,127

UnitedHealth Group, Inc.	1,347,692	101,130,808

		151,309,935
Household furniture and appliances (0.8%)
Select Comfort Corp. † Ω	3,485,239	64,128,398

		64,128,398
Insurance (0.4%)
Assured Guaranty, Ltd.	1,436,600	34,349,106

		34,349,106
Investment banking/Brokerage (0.8%)
Charles Schwab Corp. (The)	2,331,500	61,901,325

		61,901,325
Medical technology (0.2%)
STAAR Surgical Co. †	754,469	12,833,518

		12,833,518
Oil and gas (1.3%)
Cabot Oil & Gas Corp.	221,000	8,680,880

Gulfport Energy Corp. †	1,187,402	87,475,905

		96,156,785
Pharmaceuticals (6.6%)
Jazz Pharmaceuticals PLC † Ω	3,724,439	502,426,821

		502,426,821
Real estate (1.8%)
Altisource Residential Corp. (Virgin Islands) Ω R	4,927,953	138,574,038

		138,574,038
Restaurants (0.1%)
Popeyes Louisiana Kitchen, Inc. †	202,366	7,710,145

		7,710,145
Software (1.8%)
Microsoft Corp.	3,501,500	141,460,600

		141,460,600
Technology services (2.6%)
Global Eagle Entertainment, Inc. † Ω	4,297,040	47,396,351

Google, Inc. Class C †	284,722	149,951,689

		197,348,040
Telecommunications (4.0%)
EchoStar Corp. Class A †	6,849,947	307,973,617

		307,973,617

Capital Spectrum Fund	21

COMMON STOCKS (76.2%)* cont.		Shares	Value

Tobacco (1.0%)
Japan Tobacco, Inc. (Japan)		2,279,400	$74,816,334

			74,816,334

Total common stocks (cost $4,811,672,012)			$5,835,530,951

CORPORATE BONDS AND NOTES (2.2%)*		Principal amount	Value

Altice SA 144A company guaranty sr. notes 7 3/4s, 2022
(Luxembourg) ##		$17,915,000	$18,676,384

Altice SA 144A company guaranty sr. notes 7 1/4s, 2022
(Luxembourg) ##	EUR	1,460,000	2,109,083

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds
9s, perpetual maturity (Spain)		$2,600,000	2,875,834

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)		10,000,000	11,356,250

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRB bonds 5.919s, perpetual maturity (Spain)		1,051,000	1,072,020

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023		5,000,000	5,043,750

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		3,500,000	3,434,375

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022		5,430,000	5,565,750

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		371,500	375,215

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		1,580,000	1,824,900

Citigroup, Inc. jr. unsec. sub. FRB bonds, Ser. B, 5.9s,
perpetual maturity		1,450,000	1,431,875

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		8,885,000	10,373,238

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019		1,300,000	1,625

First Cash Financial Services, Inc. 144A sr. unsec. notes 6 3/4s,
2021 (Mexico)		5,495,000	5,694,194

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021		2,960,000	3,552,000

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021		3,865,000	4,415,763

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡		14,372,367	13,941,196

FTS International, Inc. 144A company guaranty sr. notes
6 1/4s, 2022		7,820,000	7,917,750

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr.
unsec. notes 7s, 2020		4,170,000	3,732,150

Harbinger Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022		15,000,000	15,000,000

Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s,
perpetual maturity (United Kingdom)		9,703,000	10,139,635

Nil International Telecom SCA 144A company guaranty sr.
unsec. notes 7 7/8s, 2019 (Luxembourg)		7,110,000	5,012,550

Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France) ##		6,350,000	6,504,072

Numericable Group SA 144A sr. notes 6s, 2022 (France)		9,725,000	9,965,706

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)		5,000,000	5,206,250

22	Capital Spectrum Fund

CORPORATE BONDS AND NOTES (2.2%)* cont.		Principal amount		Value

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		$2,500,000		$2,662,500

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡			6,910,727	7,187,156

Total corporate bonds and notes (cost $161,843,074)				$165,071,221

SENIOR LOANS (0.8%)*[c]		Principal amount		Value

Asurion, LLC bank term loan FRN 8 1/2s, 2021		$5,515,000		$5,631,047

Avago Technologies, Ltd. bank term loan FRN Ser. B,
3 3/4s, 2020			9,525,000	9,545,841

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.402s, 2018			5,011,312	4,666,785

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021			5,000,000	4,969,790

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.903s, 2019		10,000,000		9,912,500

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019			5,000,000	4,775,000

Home Loan Servicing Solutions, Ltd. bank term loan FRN Ser. B,
4 1/2s, 2020 (Cayman Islands)			1,985,000	1,982,519

Mach Gen, LLC bank term loan FRN 7.74s, 2015 ‡‡			5,686,558	3,255,555

Sedgwick, Inc. bank term loan FRN 6 3/4s, 2022			1,815,000	1,791,017

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡			2,300,000	2,346,000

Travelport, LLC bank term loan FRN 9 1/2s, 2016			7,139,270	7,362,372

Travelport, LLC bank term loan FRN 6 1/4s, 2019			4,331,435	4,409,942

Total senior loans (cost $61,604,836)				$60,648,368

PREFERRED STOCKS (0.5%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			8,000	$7,923,000

Citigroup, Inc. Ser. K, $1.719 pfd.			58,000	1,556,140

LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13,
cost $27,890,558) (In default) †∆∆ F			25,253	27,600,032

Total preferred stocks (cost $37,231,308)				$37,079,172

CONVERTIBLE PREFERRED STOCKS (0.4%)*			Shares	Value

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $31,800,000) (Virgin Islands) (Private) †∆∆ F			31,800	$31,095,630

Total convertible preferred stocks (cost $31,800,000)				$31,095,630

WARRANTS (0.1%)*†	Expiration	Strike
	date	price	Warrants	Value

Global Eagle Entertainment, Inc.	1/31/18	$11.50	859,187	$2,663,480

Solvay SA 144A (Belgium)	10/28/14	0.00	32,407	5,243,789

Total warrants (cost $6,377,120)				$7,907,269

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017		$1,362,000		$1,314,330

Total convertible bonds and notes (cost $1,117,649)				$1,314,330

Capital Spectrum Fund	23

U.S. TREASURY OBLIGATIONS (—%)*		Principal amount	Value

U.S. Treasury Notes 5/8s, April 30, 2018 [i]		$240,000	$232,906

Total U.S. treasury obligations (cost $232,906)			$232,906

SHORT-TERM INVESTMENTS (15.4%)*	Principal amount/shares		Value

Federal Farm Credit Banks Funding Corp. unsec. discount
notes with an effective yield of 0.05%, July 2, 2014		$12,000,000	$11,999,172

Federal Home Loan Banks unsec. discount notes with
an effective yield of 0.08%, October 1, 2014		26,000,000	25,994,462

Federal Home Loan Banks unsec. discount notes with
an effective yield of 0.08%, September 16, 2014		7,700,000	7,698,522

Federal Home Loan Banks unsec. discount notes with
an effective yield of 0.08%, September 12, 2014		7,000,000	6,998,698

Federal Home Loan Banks unsec. discount notes with
an effective yield of 0.07%, August 1, 2014		10,000,000	9,998,980

Federal Home Loan Banks unsec. discount notes with
an effective yield of 0.05%, July 7, 2014		137,180,000	137,169,848

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.13%, July 22, 2014		15,000,000	14,998,635

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.12%, July 1, 2014		20,939,000	20,937,576

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.05%, July 14, 2014		35,500,000	35,497,089

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.05%, July 7, 2014		25,000,000	24,998,150

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.05%, May 21, 2014		11,718,000	11,717,668

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.14%, October 1, 2014		50,000,000	49,989,350

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.09%, July 2, 2014		20,900,000	20,898,558

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.05%, August 1, 2014		32,700,000	32,696,665

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.05%, July 23, 2014		36,700,000	36,696,624

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.05%, July 9, 2014		9,519,000	9,518,267

Putnam Money Market Liquidity Fund 0.05% L	shares	87,416,961	87,416,961

Putnam Short Term Investment Fund 0.06% L	shares	242,460,432	242,460,432

U.S. Treasury Bills with an effective yield of 0.12%,
December 11, 2014 #		$70,000,000	69,977,110

U.S. Treasury Bills with an effective yield of 0.12%,
September 18, 2014 #		35,000,000	34,995,905

U.S. Treasury Bills with an effective yield of 0.11%,
July 24, 2014 #		35,000,000	34,998,775

U.S. Treasury Bills with an effective yield of 0.10%, May 1, 2014		25,000,000	25,000,000

U.S. Treasury Bills with an effective yield of 0.09%, May 29, 2014		35,000,000	34,997,482

U.S. Treasury Bills with an effective yield of zero %
June 26, 2014 [i]		665,000	665,000

U.S. Treasury Bills with effective yields ranging from 0.12%
to 0.13%, November 13, 2014		70,000,000	69,982,850

24	Capital Spectrum Fund

SHORT-TERM INVESTMENTS (15.4%)* cont.	Principal amount	Value

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.16%, October 16, 2014	$70,000,000	$69,986,140

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.13%, August 21, 2014	50,000,000	49,995,350

Total short-term investments (cost $1,178,118,296)		$1,178,284,269

TOTAL INVESTMENTS

Total investments (cost $6,289,997,201)		$7,317,164,116

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $7,657,024,748.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $132,334,479, or 1.7% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

UR At the reporting period end, 761,000 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

Capital Spectrum Fund	25

At the close of the reporting period, the fund maintained liquid assets totaling $3,981,500 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $225,706,942)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	5/21/14	$225,260,883	$225,706,942	$446,059

Total						$446,059

FUTURES CONTRACTS OUTSTANDING at 4/30/14

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)	32	$3,981,500	Jun-14	$(15,560)

Total				$(15,560)

26	Capital Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$99,101,438	$—	$—

Capital goods	455,101,303	36,683,682	—

Communication services	1,223,172,556	—	—

Conglomerates	—	252,714,495	—

Consumer cyclicals	611,229,043	—	—

Consumer staples	52,985,590	74,816,334	55,280,972

Energy	96,156,785	—	—

Financials	822,812,648	26,699,564	18,357,845

Health care	932,621,162	—	—

Technology	714,111,423	—	—

Transportation	177,889,709	185,796,402	—

Total common stocks	5,185,181,657	576,710,477	73,638,817

Convertible bonds and notes	—	1,314,330	—

Convertible preferred stocks	—	31,095,630	—

Corporate bonds and notes	—	165,071,221	—

Preferred stocks	1,556,140	35,523,032	—

Senior loans	—	60,648,368	—

U.S. treasury obligations	—	232,906	—

Warrants	2,663,480	5,243,789	—

Short-term investments	329,877,393	848,406,876	—

Totals by level	$5,519,278,670	$1,724,246,629	$73,638,817

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$446,059	$—

Futures contracts	(15,560)	—	—

Totals by level	$(15,560)	$446,059	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund	27

Statement of assets and liabilities 4/30/14

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,178,168,784)	$5,968,710,227
Affiliated issuers (identified cost $1,111,828,417) (Notes 1 and 5)	1,348,453,889

Cash	46,614

Dividends, interest and other receivables	10,857,426

Foreign tax reclaim	835,386

Receivable for shares of the fund sold	173,678,970

Receivable for investments sold	257,253,366

Unrealized appreciation on forward currency contracts (Note 1)	446,059

Prepaid assets	335,860

Total assets	7,760,617,797

LIABILITIES

Payable for investments purchased	49,069,464

Payable for purchases of delayed delivery securities (Note 1)	14,377,210

Payable for shares of the fund repurchased	30,294,878

Payable for compensation of Manager (Note 2)	4,874,562

Payable for custodian fees (Note 2)	24,683

Payable for investor servicing fees (Note 2)	711,891

Payable for Trustee compensation and expenses (Note 2)	149,323

Payable for administrative services (Note 2)	22,291

Payable for distribution fees (Note 2)	1,758,781

Payable for variation margin (Note 1)	13,021

Collateral on certain derivative contracts, at value (Note 1)	897,906

Other accrued expenses	1,399,039

Total liabilities	103,593,049

Net assets	$7,657,024,748

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,387,807,175

Distributions in excess of net investment income (Note 1)	(331,489)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	241,943,011

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,027,606,051

Total — Representing net assets applicable to capital shares outstanding	$7,657,024,748

(Continued on next page)

28	Capital Spectrum Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,899,538,949 divided by 80,163,900 shares)	$36.17

Offering price per class A share (100/94.25 of $36.17)*	$38.38

Net asset value and offering price per class B share ($79,307,492 divided by 2,227,454 shares)**	$35.60

Net asset value and offering price per class C share
($1,377,735,248 divided by 38,775,804 shares)**	$35.53

Net asset value and redemption price per class M share ($11,086,006 divided by 309,543 shares)	$35.81

Offering price per class M share (100/96.50 of $35.81)*	$37.11

Net asset value, offering price and redemption price per class R share
($11,269,209 divided by 313,069 shares)	$36.00

Net asset value, offering price and redemption price per class Y share
($3,278,087,844 divided by 90,256,156 shares)	$36.32

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund	29

Statement of operations Year ended 4/30/14

INVESTMENT INCOME

Dividends (net of foreign tax of $2,051,404) (including dividend income of $2,890,177
from investments in affiliated issuers) (Note 5)	$45,461,240

Interest (net of foreign tax of $2,385) (including interest income of $206,925 from investments
in affiliated issuers) (Note 5)	10,210,535

Payment-in-kind interest	3,294,687

Securities lending (Note 1)	12,563

Total investment income	58,979,025

EXPENSES

Compensation of Manager (Note 2)	41,174,571

Investor servicing fees (Note 2)	7,047,535

Custodian fees (Note 2)	54,772

Trustee compensation and expenses (Note 2)	304,313

Distribution fees (Note 2)	14,108,958

Administrative services (Note 2)	138,246

Interest expense for short sales (Note 1)	4,403

Other	2,470,646

Total expenses	65,303,444

Expense reduction (Note 2)	(259,526)

Net expenses	65,043,918

Net investment loss	(6,064,893)

Net realized gain on investments (Notes 1 and 3)	292,431,734

Net increase from payments by affiliates (Note 2)	3,345

Net realized gain on futures contracts (Note 1)	3,341,340

Net realized gain on foreign currency transactions (Note 1)	11,376,947

Net realized loss on short sales (Note 1)	(1,478,614)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,929,670)

Net unrealized appreciation of investments, futures contracts and short sales during the year	721,396,371

Net gain on investments	1,022,141,453

Net increase in net assets resulting from operations	$1,016,076,560

The accompanying notes are an integral part of these financial statements.

30	Capital Spectrum Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/14	Year ended 4/30/13

Operations:
Net investment income (loss)	$(6,064,893)	$12,047,077

Net realized gain on investments
and foreign currency transactions	305,674,752	78,587,075

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	716,466,701	224,996,302

Net increase in net assets resulting from operations	1,016,076,560	315,630,454

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,245,949)	(5,756,900)

Class B	—	(67,756)

Class C	—	(991,893)

Class M	—	(16,142)

Class R	(6,050)	(12,180)

Class Y	(8,657,319)	(7,231,695)

Net realized short-term gain on investments

Class A	(20,989,528)	(14,583,702)

Class B	(653,062)	(402,299)

Class C	(9,908,725)	(5,491,267)

Class M	(74,476)	(72,451)

Class R	(79,768)	(34,199)

Class Y	(24,854,883)	(15,266,913)

From net realized long-term gain on investments
Class A	(15,977,983)	(1,995,665)

Class B	(497,135)	(55,051)

Class C	(7,542,877)	(751,437)

Class M	(56,693)	(9,914)

Class R	(60,723)	(4,680)

Class Y	(18,920,431)	(2,089,156)

Redemption fees (Note 1)	11,868	93,634

Increase from capital share transactions (Note 4)	4,120,825,303	1,354,957,129

Total increase in net assets	5,024,388,129	1,615,847,917

NET ASSETS

Beginning of year	2,632,636,619	1,016,788,702

End of year (including distributions in excess of net
investment income of $331,489 and undistributed net
investment income of $6,957,682, respectively)	$7,657,024,748	$2,632,636,619

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%)	(%)

Class A
April 30, 2014	$29.15	(.03)	7.75	7.72	(.07)	(.63)	(.70)	—	$36.17	26.57	$2,899,539	1.27	(.09)	53
April 30, 2013	25.56	.20 [f]	4.27	4.47	(.23)	(.65)	(.88)	—	29.15	17.81	1,026,593	1.28	.75 [f]	48 [g]
April 30, 2012	24.53	.36 [h]	1.52	1.88	(.31)	(.54)	(.85)	—	25.56	8.16	409,394	1.32	1.53 [h]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—	24.53	23.95	162,117	1.37	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85 *	38,147	1.42 *[i]	2.70 *[i]	84 *

Class B
April 30, 2014	$28.85	(.29)	7.67	7.38	—	(.63)	(.63)	—	$35.60	25.64	$79,307	2.02	(.86)	53
April 30, 2013	25.38	(.01) [f]	4.23	4.22	(.10)	(.65)	(.75)	—	28.85	16.90	33,020	2.03	(.03) [f]	48 [g]
April 30, 2012	24.45	.18 [h]	1.52	1.70	(.23)	(.54)	(.77)	—	25.38	7.37	11,264	2.07	.76 [h]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—	24.45	23.06	3,317	2.12	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81 *	931	2.13 *[i]	2.16 *[i]	84 *

Class C
April 30, 2014	$28.80	(.28)	7.64	7.36	—	(.63)	(.63)	—	$35.53	25.62	$1,377,735	2.02	(.83)	53
April 30, 2013	25.33	— [b,f]	4.22	4.22	(.10)	(.65)	(.75)	—	28.80	16.96	436,913	2.03	(.01) [f]	48 [g]
April 30, 2012	24.39	.17 [h]	1.52	1.69	(.21)	(.54)	(.75)	—	25.33	7.37	144,935	2.07	.72 [h]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—	24.39	23.04	54,645	2.12	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79 *	11,497	2.13 *[i]	1.72 *[i]	84 *

Class M
April 30, 2014	$28.95	(.20)	7.69	7.49	—	(.63)	(.63)	—	$35.81	25.94	$11,086	1.77	(.61)	53
April 30, 2013	25.43	.06 [f]	4.24	4.30	(.13)	(.65)	(.78)	—	28.95	17.20	5,363	1.78	.23 [f]	48 [g]
April 30, 2012	24.45	.22 [h]	1.54	1.76	(.24)	(.54)	(.78)	—	25.43	7.62	2,334	1.82	.94 [h]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—	24.45	23.37	1,307	1.87	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13 *	300	1.89 *[i]	1.88 *[i]	84 *

Class R
April 30, 2014	$29.04	(.12)	7.74	7.62	(.03)	(.63)	(.66)	—	$36.00	26.30	$11,269	1.52	(.35)	53
April 30, 2013	25.51	.13 [f]	4.25	4.38	(.20)	(.65)	(.85)	—	29.04	17.51	3,746	1.53	.47 [f]	48 [g]
April 30, 2012	24.51	.29 [h]	1.53	1.82	(.28)	(.54)	(.82)	—	25.51	7.90	609	1.57	1.23 [h]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—	24.51	23.68	144	1.62	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46 *	14	1.65 *[i]	2.57 *[i]	84 *

Class Y
April 30, 2014	$29.24	.05	7.78	7.83	(.12)	(.63)	(.75)	—	$36.32	26.88	$3,278,088	1.02	.16	53
April 30, 2013	25.61	.27 [f]	4.28	4.55	(.27)	(.65)	(.92)	—	29.24	18.13	1,127,003	1.03	.99 [f]	48 [g]
April 30, 2012	24.55	.41 [h]	1.53	1.94	(.34)	(.54)	(.88)	—	25.61	8.42	448,252	1.07	1.71 [h]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—	24.55	24.26	223,941	1.12	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16 *	76,712	1.18 *[i]	2.61 *[i]	84 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Capital Spectrum Fund	Capital Spectrum Fund	33

Financial highlights (Continued)

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

e Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

April 30, 2014	<0.01%

April 30, 2013	0.01

April 30, 2012	0.02

April 30, 2011	0.02

April 30, 2010	0.02

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.11	0.42%

Class B	0.11	0.40

Class C	0.11	0.42

Class M	0.11	0.40

Class R	0.12	0.44

Class Y	0.11	0.41

g Portfolio turnover excludes TBA purchase and sale commitments.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.18	0.76%

Class B	0.17	0.73

Class C	0.17	0.72

Class M	0.17	0.73

Class R	0.17	0.71

Class Y	0.17	0.73

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.29% of average net assets.

The accompanying notes are an integral part of these financial statements.

34	Capital Spectrum Fund

Notes to financial statements 4/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through April 30, 2014.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged U.S. companies of any size that Putnam Management believes have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Capital Spectrum Fund	35

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

36	Capital Spectrum Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Capital Spectrum Fund	37

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be

38	Capital Spectrum Fund

made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses and from interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $11,685,040 to decrease distributions in excess of net investment income, $5,969,168 to increase paid-in-capital and $17,654,208 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,129,670,651
Unrealized depreciation	(104,093,881)

Net unrealized appreciation	1,025,576,770
Undistributed ordinary income	122,933
Undistributed long-term gain	83,612,815
Undistributed short-term gain	159,904,780
Cost for federal income tax purposes	$6,291,587,346

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

Capital Spectrum Fund	39

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.727% of the fund’s average net assets before an increase of $4,552,459 (0.09% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

40	Capital Spectrum Fund

Putnam Management voluntarily reimbursed the fund $3,345 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,625,661	Class R	9,874

Class B	80,632	Class Y	3,101,506

Class C	1,219,419	Total	$7,047,535

Class M	10,443

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $22,905 under the expense offset arrangements and by $236,621 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,534, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,693,061	Class M	55,846

Class B	576,121	Class R	35,207

Class C	8,748,723	Total	$14,108,958

Capital Spectrum Fund	41

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,637,482 and $10,295 from the sale of class A and class M shares, respectively, and received $21,288 and $22,358 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $52 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,164,000,646 and $2,118,093,924, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $12,388,731 and no monies, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	54,636,818	$1,862,510,629	25,777,464	$689,383,553

Shares issued in connection with
reinvestment of distributions	1,075,534	37,536,043	764,699	20,203,350

	55,712,352	1,900,046,672	26,542,163	709,586,903

Shares repurchased	(10,769,482)	(367,862,932)	(7,339,328)	(196,997,297)

Net increase	44,942,870	$1,532,183,740	19,202,835	$512,589,606

	Year ended 4/30/14		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	1,194,658	$39,472,886	798,423	$21,326,611

Shares issued in connection with
reinvestment of distributions	27,903	961,615	15,168	397,865

	1,222,561	40,434,501	813,591	21,724,476

Shares repurchased	(139,453)	(4,653,254)	(113,142)	(2,996,989)

Net increase	1,083,108	$35,781,247	700,449	$18,727,487

	Year ended 4/30/14		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	25,603,004	$859,707,465	10,479,553	$279,307,974

Shares issued in connection with
reinvestment of distributions	406,193	13,968,987	221,768	5,805,895

	26,009,197	873,676,452	10,701,321	285,113,869

Shares repurchased	(2,405,442)	(81,331,754)	(1,250,437)	(33,087,571)

Net increase	23,603,755	$792,344,698	9,450,884	$252,026,298

42	Capital Spectrum Fund

	Year ended 4/30/14		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	180,475	$6,224,579	127,716	$3,410,856

Shares issued in connection with
reinvestment of distributions	3,649	126,354	3,484	91,587

	184,124	6,350,933	131,200	3,502,443

Shares repurchased	(59,809)	(1,984,638)	(37,750)	(1,000,272)

Net increase	124,315	$4,366,295	93,450	$2,502,171

	Year ended 4/30/14		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	243,794	$8,330,703	117,773	$3,196,385

Shares issued in connection with
reinvestment of distributions	3,674	127,739	1,836	48,390

	247,468	8,458,442	119,609	3,244,775

Shares repurchased	(63,366)	(2,202,554)	(14,516)	(393,133)

Net increase	184,102	$6,255,888	105,093	$2,851,642

	Year ended 4/30/14		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	64,123,660	$2,175,714,621	28,153,314	$756,562,248

Shares issued in connection with
reinvestment of distributions	1,201,438	42,062,334	747,764	19,793,319

	65,325,098	2,217,776,955	28,901,078	776,355,567

Shares repurchased	(13,617,628)	(467,883,520)	(7,852,579)	(210,095,642)

Net increase	51,707,470	$1,749,893,435	21,048,499	$566,259,925

Capital Spectrum Fund	43

Note 5: Affiliated transactions

Transactions during the reporting period with any company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$306,341,739	$218,924,778	$86,685	$87,416,961

Putnam Short Term
Investment Fund*	213,143,066	1,468,922,900	1,439,605,534	120,240	242,460,432

Altisource
Residential Corp.†	—	78,685,306	—	2,890,177	138,574,038

Cubist
Pharmaceuticals, Inc.†	—	4,554,556	—	—	266,050,888

Global Eagle
Entertainment, Inc.† #	—	29,297,017	—	—	47,396,351

Jazz Pharmaceuticals PLC†	—	113,679,630	1,167,659	—	502,426,821

Select Comfort Corp.	63,421,042	10,385,471	—	—	64,128,398

Totals	$276,564,108	$2,011,866,619	$1,659,697,971	$3,097,102	$1,348,453,889

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

44	Capital Spectrum Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	800

Forward currency contracts (contract amount)	$160,100,000

Warrants (number of warrants)	880,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$446,059	Payables	$—

Equity contracts	Investments	7,907,269	Payables	—

			Payables,
			Net assets —
			Unrealized
Interest rate contracts	Receivables	—	depreciation	15,560*

Total		$8,353,328		$15,560

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$11,903,468	$11,903,468

Equity contracts	3,243,572	—	$3,243,572

Interest rate contracts	97,768	—	$97,768

Total	$3,341,340	$11,903,468	$15,244,808

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Warrants	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$(5,099,496)	$(5,099,496)

Equity contracts	1,607,782	—	—	$1,607,782

Interest rate contracts	—	37,895	—	$37,895

Total	$1,607,782	$37,895	$(5,099,496)	$(3,453,819)

Capital Spectrum Fund	45

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Merrill Lynch,
	Barclays	Pierce, Fenner &
	Bank PLC	Smith, Inc.	Total

Assets:

Futures contracts§	$—	$—	$—

Forward currency contracts#	446,059	—	446,059

Total Assets	$446,059	$—	$446,059

Liabilities:

Futures contracts§	$—	$13,021	$13,021

Forward currency contracts#	—	—	—

Total Liabilities	$—	$13,021	$13,021

Total Financial and Derivative Net Assets	$446,059	$(13,021)	$433,038

Total collateral received (pledged)##†	$446,059	$—	$446,059

Net amount	$—	$(13,021)	$(13,021)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

46	Capital Spectrum Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $104,136,678 as a capital gain dividend with respect to the taxable year ended April 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 14.86% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 22.81%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,576,825 of distributions paid as qualifying to be taxed as interest-related dividends, and $56,560,441 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

Capital Spectrum Fund	47

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

64,537,953	1,329,682	2,886,954	23,247,078

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

48	Capital Spectrum Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Capital Spectrum Fund	49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50	Capital Spectrum Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Capital Spectrum Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	Capital Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Janet C. Smith
Company, LLC	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	Susan G. Malloy
Putnam Retail Management	President	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	James P. Pappas
Custodian	Principal Executive Officer, and	Vice President
State Street Bank	Compliance Liaison
and Trust Company		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Legal Counsel	Vice President and	BSA Compliance Officer
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Auditor		Vice President, Director of
PricewaterhouseCoopers LLP		Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN105
287949 6/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2014	$128,159	$ —	$9,547	$ —
April 30, 2013	$95,656	$ —	$9,549	$ —

For the fiscal years ended April 30, 2014 and April 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $134,547 and $157,049 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2014	$ —	$125,000	$ —	$ —

April 30, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014